UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2002

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)
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Item 5. OTHER EVENTS

        Provident Financial Holdings, Inc ('Provident Financial"), the holding company for Provident Savings Bank, FSB announced its appointment of Sy Jacobs to the boards of directors of both Provident Financial and Provident Savings Bank, FSB. The appointment is made as part of the agreement with an investor group led by Mr. Jacobs pursuant to which the investor group will withdraw its request to Provident Financial to nominate two directors at its annual meeting that is scheduled for January 28, 2003.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)    Exhibits

                    10.1 Agreement by and among Provident Financial Holdings, Inc., Provident Savings Bank, F.S.B., and JAM Partners, L.P. including also JAM Special Opportunities Fund, L.P., JAM Managers, L.L.C. and Seymour M. Jacobs; Endicott Partners L. P. including also Endicott Partners II, L.P., Endicott Offshore Investors, Ltd., W.R. Endicott, L.L.C., W.R. Endicott II, L.L.C., Endicott Management Co., Wayne K. Goldstein and Robert I. Usdan, dated November 26, 2002.

                    99 Corporation's press release dated November 27, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 27, 2002                                     Provident Financial Holdings, Inc.

                                                                              By: /s/Craig G. Blunden
                                                                                    Craig G. Blunden
                                                                                    President and Chief Executive Officer
                                                                                    (Principal Executive Officer)

                                                                              By: /s/Donavon P. Ternes
                                                                                    Donavon P. Ternes
                                                                                    Chief Financial Officer
                                                                                    (Principal Financial Officer and Accounting Officer)

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Exhibit 10.1
Standstill Agreement

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AGREEMENT

        THIS AGREEMENT (the "Agreement") is made as of November 26, 2002 by and among Provident Financial Holdings, Inc., a Delaware corporation (the "Company"), Provident Savings Bank, F.S.B., a federally chartered stock savings bank ("Savings Bank"), and JAM Partners, L.P. including also JAM Special Opportunities Fund, L.P., JAM Managers, L.L.C. and Seymour M. Jacobs; Endicott Partners L. P. including also Endicott Partners II, L.P., Endicott Offshore Investors, Ltd., W.R. Endicott, L.L.C., W.R. Endicott II, L.L.C., Endicott Management Co., Wayne K. Goldstein and Robert I. Usdan (collectively, the "Investors").

RECITALS

        WHEREAS, the Investors have notified the Company that they wish to nominate certain persons for election to the Company's Board of Directors at the Company's Annual Meeting of Stockholders to be held in connection with its year fiscal ended June 30, 2002 (the "Annual Meeting"); and

        WHEREAS, the Investors have determined that their and the Company's best interests would be served by (i) the Investors not engaging in a solicitation of proxies for the Annual Meeting for the election of the Investors' nominees in opposition to nominees of the Board of Directors (a "Proxy Contest"), (ii) the nomination of the Investors' representative to the Boards of Directors of the Company and the Savings Bank as provided herein and (iii) the other arrangements set forth herein; and

        WHEREAS, the Company has determined that the best interests of the Company and its stockholders would be served by (i) the Investors not engaging in a Proxy Contest for the Annual Meeting, (ii) the nomination of the Investors' representative to the Boards of Directors of the Company and the Savings Bank as provided herein and (iii) the other arrangements set forth herein.

        NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and intending to be legally bound hereby, each of the parties hereby agree as follows:

I.

REPRESENTATIONS

1.	REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. The Investors represent and warrant to the Company as follows:

	a.	Such Investors have the requisite legal power and authority to execute, deliver and carry out this Agreement and the execution and delivery of this Agreement by the Investors has been duly authorized by the principals to which an Investor or the Investors is a party. Such Investors have taken all necessary legal action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

	b.	This Agreement has been duly and validly authorized, executed and delivered by such Investor or by the principals to which an Investor or the Investors is a party and constitutes a valid and binding obligation of the Investors, enforceable in accordance with its terms. The performance of the terms of this Agreement shall not constitute a violation of any limited

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partnership agreement, by-laws or any agreement or instrument to which an Investor or the Investors is a party.

	c.	There are no other persons who, by reason of their personal, business, professional or other arrangement with an Investor or the Investors, whether written or oral and whether existing as of the date hereof or in the future, have agreed, explicitly or implicitly, to take any action on behalf of or in lieu of an Investor or the Investors that would otherwise be prohibited by this Agreement.

	d.	The Investors and their affiliates beneficially own an aggregate of 415,650 shares of the Company's common stock, $0.01 par value per share (the "Common Stock"). The Investors and their affiliates do not beneficially own any equity or debt securities of the Company or any subsidiary, other than the foregoing.

2.	REPRESENTATIONS AND WARRANTS OF THE COMPANY AND THE SAVINGS BANK. The Company and the Savings Bank represents and warranties to the Investors as follows:

	a.	The Company is duly organized and validly existing and in good standing under the laws of the State of Delaware and the Savings Bank is duly organized and validly existing and in good standing under the laws of the United States, and have the requisite corporate power and authority to execute, deliver and carry out this Agreement, and have taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

	b.	This Agreement has been duly and validly authorized, executed and delivered by the Company the Savings Bank and constitutes a valid and binding agreement of the Company and the Savings Bank, enforceable in accordance with its terms.
II.

BOARD OF DIRECTORS AND MANAGEMENT

1.	ANNUAL MEETING; INVESTOR DESIGNEE.

	a.	The Annual Meeting shall be held on January 28, 2003, or such later date as the Board of Directors may determine. The parties hereby agree that the slate of the nominees for election to the Board of Directors at the Annual Meeting to be proposed by the Board of Directors shall be each of the two current members of the Board of Directors up for reelection, namely Craig G. Blunden and Roy H. Taylor, and one representative of the Investors (the "Investor Designee"), namely Seymour M. Jacobs, each for a term of three years, and the parties hereto further agree that they shall nominate, recommend and support such slate at the Annual Meeting and shall vote, and shall cause their affiliates to vote, all shares of Common Stock or proxies which they are entitled to vote in favor of the election of such nominees at the Annual Meeting. In connection with their December meetings, the Boards of Directors of the Company and the Savings Bank shall take the necessary action to increase the size of their respective Boards of Directors from seven to eight members and to appoint the Investor Designee to fill the vacancy resulting from such respective Board increase.
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	b.	While serving as director, the Investor Designee shall have the same legal duties and responsibilities and the same rights and privileges as the other nonemployee directors of the Company and the Savings Bank, including without limitation, with respect to expense reimbursement, director compensation, notice, indemnification, confidentiality, trading blackouts and other trading restrictions and access to Company and Savings Bank information and personnel.

	c.	The Investor Designee shall be entitled to receive reimbursement for all reasonable business related expenses incurred by the Investor Designee in attending meetings of the Boards of Directors as a director, PROVIDED, HOWEVER, that the Investor Designee properly accounts for such expenses in accordance with the Company's and the Savings Bank's standard policies and procedures for reimbursement of business related expenses. Notwithstanding the foregoing, in no event shall such expenses exceed $15,000 per year.

	d.	The Investor Designee shall be appointed to, and during his service shall continue to be a member of, (1) the Long Range Planning Committee; (2) any committee of either the Board of the Company or the Board of the Savings Bank that performs the functions of an executive committee; and (3) or any committee that may be formed in the future to perform similar functions.

	e.	All necessary provision shall be made for attendance by teleconference by directors at all meetings of the Boards and Board committees of the Company and the Savings Bank, however, in no event, shall any director attend more than three meetings per year of the Company and the Savings Bank via teleconference.

2.	OTHER OBLIGATIONS. The Investors shall not engage in any solicitation of proxies in connection with the Annual Meeting. If, at any time after the date hereof, the Investors and their affiliates beneficially own less than 145,000 shares of Common Stock, at the Company's option, the Investors shall cause the Investor Designee to immediately thereafter resign from the Boards of Directors of each of the Company and the Savings Bank. The Investors agree to provide the Company with reasonable evidence of the number of shares of Common Stock and other securities of the Company and its subsidiaries beneficially owned by them, upon request of the Company from time to time following the election of the Investor Designee to the Board.

III.
STANDSTILL AND VOTING AGREEMENT

1.	STANDSTILL PROVISIONS. The Investors agree that, for a period commencing on the date of this Agreement and continuing until the earlier of: (1) June 30, 2003, or (2) so long as the Investor Designee serves on the Board of Directors of either the Company or the Savings Bank, and for three months thereafter (it being understood, in the case of resignation, that such three month period shall commence upon the date the Company receives notice of resignation from such boards), without the Company's prior written consent, no Investor shall:

	a.	acquire, announce an intention to acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of any Common Stock, or direct or indirect rights to options to acquire (through purchase, exchange, conversion or

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otherwise) any Common Stock, if, immediately after any such acquisition, the Investors would beneficially own, in the aggregate, Common Stock representing more than 9.9% of the outstanding Common Stock;

	b.	solicit proxies (or written consents) or assist or participate in any other way, directly or indirectly, in any solicitation of proxies (or written consents), or otherwise become a "participant" in a "solicitation," or assist any "participant" in a "solicitation" (as such terms are defined in Rule 14a-1 of Regulation 14A and Instruction 3 of Item 4 of Schedule 14A, respectively, under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in opposition to the recommendation or proposal of the Company's Board or Directors, or recommend or request or induce or attempt to induce any other person to take any such actions, or seek to advise, encourage or influence any other person with respect to the voting of (or the execution of a written consent in respect of) the Common Stock of the Company, or execute any written consent in lieu of a meeting of the holders of the Common Stock of the Company or grant a proxy with respect to the voting of the Common Stock of the Company to any person other than to the Board of Directors of the Company;

	c.	initiate, propose, submit, encourage or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals or induce or attempt to induce any other person to initiate any stockholder proposal, or seek election to or seek to place a representative or other affiliate or nominee on the Company's Board or Directors or seek removal of any member of the Company's Board of Directors;

	d.	form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) for the purpose of acquiring, holding, voting or disposing of any securities of the Company, other than the group which the Investors is a member of as of the date hereof;

	e.	vote for any nominee or nominees for election to the Board of Directors of the Company, other than those nominated or supported by the Company's Board of Directors, and no Investor other than as provided herein shall consent to become a nominee for election as a Director of the Company;

	f.	deposit any Common Stock into a voting trust or subject any Common Stock to any arrangement or agreement with respect to the voting of any Common Stock other than this Agreement;

	g.	execute any written consent with respect to the Company, except in accordance with Section III.3;

	h.	otherwise act, alone or in concert with others, to seek to exercise any control over the management, Board of Directors or policies of the Company;

	i.	make a public request to the Company (or its directors, officers, shareholders, employees or agents) to amend or waive any provisions of this Agreement, the Certificate of Incorporation or Bylaws of the Company, including without limitation any public request to permit the Investors or any other person to take any action in respect of the matters referred to in this Section III.1;
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	j.	take any action which might require the Company to make a public announcement regarding the possibility of any merger, acquisition of control or other business combination, sale or transfer of assets, recapitalization, dividend, share repurchase, liquidation or other extraordinary corporate transaction with the Company or any other transaction which could result in a change of control, or similar transaction or, advise, assist or encourage any other persons in connection with the foregoing; or

	k.	disclose publicly, or privately in a manner that could reasonably be expected to become public, any intention, plan or arrangement inconsistent with the foregoing;

provided that nothing in this Section III.1 or elsewhere in this Agreement shall prohibit any person who is serving as a director of the Company as contemplated herein from, solely in his or her capacity as such director, (a) taking any action or making any statement at any meeting of the Board of Directors or of any committee thereof; (b) making any statement to any director, officer or agent of the Company; or shall prohibit any Investor from making any statement or disclosure required under the federal securities laws or other applicable laws and provided, further, that nothing in this Section or elsewhere in this Agreement shall restrict any private communications between the Investors and the Investor Designee, provided that all such communications by such person remain subject to the fiduciary duties of such person as a director and the other obligations contained in this Agreement.

2.	TRANSFER LIMITATIONS. The Investors agree that, until the earlier of: (1) June 30, 2003, or (2) for so long as the Investor Designee serves on the Board of Directors of either the Company or the Savings Bank, and for three months thereafter (it being understood, in the case of resignation, that such three month period shall commence upon the date the Company receives notice of resignation from such boards):

	a.	Without the Company's prior written consent, which may not unreasonably be withheld, no Investor shall, directly or indirectly, sell, transfer or otherwise dispose of any interest in the Investors shares, provided, that the Investors may transfer the Investors' shares: (i) to any person who the Investors believe, to the best of their actual knowledge, would beneficially own immediately after any such sale or transfer less than 10% of the outstanding Common Stock; (ii) to any person who the Investors believe, after due inquiry, would be entitled to report beneficial ownership of Common Stock on Schedule 13G under the Exchange Act; (iii) in a registered broad-distribution underwritten public offering; (iv) to the Company; (v) pursuant to any tender offer or exchange offer which is recommended by the Board of Directors of the Company; (vi) to any other person who enters into a standstill agreement with the Company on terms and conditions substantially equivalent to those in this Agreement; (vii) to any corporation, partnership or other entity wholly-owned by the Investors or to any other Investor; or (viii) to any trust the sole beneficiaries of which are family members or any charitable trust or charitable foundation established by the Investors, provided that such trust, charitable trust or charitable foundation either (y) enters into a standstill agreement with the Company containing terms and conditions substantially equivalent to those in this Agreement or (z) is and remains during the term of this Agreement an affiliate of an Investor.

3.	VOTING. The Investors agree that, during the term specified in III.2 above, for so long as the Investors beneficially own any Common Stock, the Investors will (a) be present, in person or

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represented by proxy, at all shareholder meetings of the Company so that all Common Stock beneficially owned by the Investors may be counted for the purpose of determining the presence of a quorum at such meetings and (b) with respect to the election of directors, vote or consent, or cause to be voted or a consent to be given, with respect to all Common Stock beneficially owned by the Investors on all matters submitted to shareholders for a vote or consent in the same proportion as Common Stock are voted by holders unaffiliated with the Investors.

IV.

ADDITIONAL AGREEMENTS

1.	PRESS RELEASE. Upon the effectiveness of this Agreement, the Company shall issue a press release in a form that shall have been previously approved by the Investors, such approval not to be unreasonably withheld. Neither the Company nor the Investors nor any of their affiliates, associates or representatives shall issue any other press release or other publicly available document that is inconsistent with, or is otherwise contrary to, the statements in such Company press release. The Company shall make all filings with the Securities Exchange Commission ("SEC") appropriate in connection with the execution of this Agreement, including a Current Report on Form 8-K.

2.	WITHDRAWAL OF NOTICES. The Investors hereby withdraw their request made by letters dated May 29, 2002 and July 11, 2002 giving notice to the Company of the Investors' wish to nominate directors at the Annual Meeting. The Investors hereby withdraw the letter of August 16, 2002 from Mr. Jacobs to the Company's Board of Directors requesting, among other things, a list of the Company's shareholders. The Investors shall pay the Company only the costs of duplication and postage for the production of such list and activities related thereto. The Investors agree to promptly amend their Schedule 13D filing to reflect, as appropriate, the substance of this Agreement.

3.	CHALLENGES TO AGREEMENT; NEGATIVE REMARKS. Each party hereto shall not, and shall use its best efforts to cause each of its affiliates, associates and representatives not to, challenge the validity of any provisions of this Agreement. In the event that any part of this Agreement or any transaction contemplated hereby is temporarily, preliminarily or permanently enjoined or restrained by a court of competent jurisdiction, the parties hereto shall use their reasonable best efforts to cause any such injunction or restraining order to be vacated or dissolved or otherwise declared or determined to be of no further force or effect. During the term of this Agreement, each of the Investors agrees not to make any public statement or comment or private statement or comment which is in opposition to or reflects negatively on the Company, the Savings Bank, or or any subsidiary or the Board of Directors of the Company or any subsidiary or any of the directors or officers of the Company or any subsidiary; PROVIDED, HOWEVER, this section shall in no way (i) estop either party from making factual statements which are reasonably necessary or appropriate in the ordinary course of its business or (ii) limit the ability of any party to pursue any remedy under this Agreement or otherwise.

4.	SPECIFIC PERFORMANCE. The Company and the Investors acknowledge and agree that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the Company and the Investors, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and/or to compel

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specific performance of this Agreement in any action instituted in any federal court of the United States having subject matter jurisdiction.

5.	MATERIAL NONPUBLIC INFORMATION. In connection with this Agreement and the Investors' ongoing relationship with the Company, there may be instances in which material nonpublic information concerning either the Company or the Savings Bank will be divulged to the Investors by the Company, the Investor Designee, or other Investor representatives or agents. The Investors and their representatives expressly acknowledge that federal and state securities laws prohibit any person who misappropriates material nonpublic information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. The Investors and the Investor Designee acknowledge that the Investor Designee will be subject to the Company's insider trading and disclosure policies, as in effect from time to time, at any time while he is on the Company or the Savings Bank's Boards of Directors to the same extent as the other directors of the Company and the Savings Bank. To the extent SEC Regulation FD may apply, in accordance with Section 243.100 (2)(ii) of Regulation FD, the Investors expressly agree to maintain material nonpublic information concerning the Company and the Savings Bank in confidence.

V.

MISCELLANEOUS

1.	ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by all the parties hereto.

2.	HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

3.	COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties, and each such executed counterpart shall be an original instrument.

4.	NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement and all legal processes in regard to this Agreement shall be validly given, made or served, if in writing and delivered personally, by hand or by telecopy, or sent by registered mail postage paid:

                if to the Company or the Savings Bank at:

                                Provident Financial Holdings, Inc.
                                3756 Central Avenue
                                Riverside, CA 92506
                                Attn: Craig G. Blunden
                                Fax: (909) 686-6060

        with a copy, which shall not constitute notice, to:

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                                Breyer & Associates PC
                                8180 Greensboro Drive, Suite 785
                                McLean, Virginia 22102
                                Attn: John F. Breyer, Jr.
                                Fax: (703) 883-2511

        and if to the Investors as follows:

                                If to JAM/Jacobs:

                                Mr. Seymour M. Jacobs
                                One Fifth Avenue
                                New York, New York 10003
                                Fax: (212) 271-5525

                                If to Endicott Partners and related entities:

                                Mr. Wayne K. Goldstein
                                237 Park Avenue, Suite 801
                                New York, New York 10017
                                Fax: (212) 808-3768

        with a copy, which shall not constitute notice, to:

                                Foley & Lardner
                                One IBM Plaza, Suite 3300
                                330 North Wabash Avenue
                                Chicago, IL 60611-3608
                                Attn: Phillip M. Goldberg
                                Fax: (312) 755-1925

        or to such other address or telecopy number as any party may, from time to time, designate in a written notice given in a like manner. Notice given by hand or by telecopy shall be deemed given on the date on which so hand delivered or telecopied. Notice given by mail as set out above shall be deemed delivered five business days after the date the same is postmarked.

5.	SUCCESSORS AND ASSIGNS. This Agreement shall bind the successors and assigns of the parties, and inure to the benefit of any successor or assign of any of the parties; PROVIDED, HOWEVER, that no party may assign this Agreement without the other party's prior written consent.

6.	GOVERNING LAW. This Agreement shall be governed by and constricted and enforced in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of the laws principles thereof.

7.	CERTAIN TERMS. As used herein, (i) the terms "affiliate" and "associate" shall have the meanings set forth in Rule 2b-2 under the Exchange Act, and (ii) "beneficial ownership" shall mean beneficial ownership as determined under Rule 13d-3 under the Exchange Act.

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8.	SURVIVAL OF REPRESENTATIONS. All representations, warranties and agreements made by the Investors and the Company in this Agreement or pursuant hereto shall survive the date hereof through the term of this Agreement.

9.	CONSENT TO SERVICE. Each of the parties hereto hereby consents to the personal jurisdiction of the United States District Court for the Central District of California, Riverside Branch, or if jurisdiction does not lie in the federal court, then the California Superior Court for the County of Riverside, in any action, suit or proceeding arising under this Agreement and each agrees further that service of process or notice in any action, suit or proceeding shall be effective if given in the manner set forth in Section V.4 hereof.

10.	NO WAIVER. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

[SIGNATURES FOLLOW]

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first referred to above.

                                                                    Provident Financial Holdings, Inc.

                                                                    By:     /s/Craig G. Blunden
                                                                              Craig G. Blunden
                                                                    Its:     Chairman of the Board

                                                                    Provident Savings Bank, F.S.B.

                                                                    By:     /s/Craig G. Blunden
                                                                              Craig G. Blunden
                                                                    Its:     Chairman of the Board

                                                                    JAM Partners, L.P.

                                                                    By:     JAM Managers, L.L.C.
                                                                              General Partner

                                                                              By:     /s/Seymour M. Jacobs
                                                                                        Seymour M. Jacobs
                                                                                        Managing Member

                                                                    JAM Special Opportunities Fund, L.P.

                                                                    By:     JAM Managers, L.L.C.
                                                                              General Partner

                                                                              By:     /s/Seymour M. Jacobs
                                                                                        Seymour M. Jacobs
                                                                                        Managing Member

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                                                                    JAM Managers, L.L.C.

                                                                    By:     /s/Seymour M. Jacobs
                                                                              Seymour M. Jacobs
                                                                              Managing Member

                                                                    Endicott Partners, L.P.

                                                                    By:     W.R. Endicott, L.L.C.
                                                                              General Partner

                                                                              By:     /s/Robert I. Usdan
                                                                                        Robert I. Usdan
                                                                                        Managing Member

                                                                    Endicott Partners II, L.P.

                                                                    By:     W.R. Endicott II, L.L.C.
                                                                              General Partner

                                                                                By:     /s/Robert I. Usdan
                                                                                          Robert I. Usdan
                                                                                          Managing Member

                                                                   Endicott Offshore Investors, Ltd.

                                                                   By:     /s/Robert I. Usdan
                                                                             Robert I. Usdan
                                                                              Director

                                                                    W.R. Endicott, L.L.C.

                                                                     By:     /s/Robert I. Usdan
                                                                               Robert I. Usdan
                                                                               Managing Member

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                                                                    W.R. Endicott II, L.L.C.

                                                                    By:     /s/Robert I. Usdan
                                                                              Robert I. Usdan
                                                                              Managing Member

                                                                    Endicott Management Co.

                                                                    By:      /s/Robert I. Usdan
                                                                              Robert I. Usdan
                                                                              President

                                                                    Seymour M. Jacobs

                                                                    By:     /s/Seymour M. Jacobs
                                                                              Seymour M. Jacobs

                                                                    Wayne K. Goldstein

                                                                     By:     /s/Wayne K. Goldstein
                                                                              Wayne K. Goldstein

                                                                    Robert I. Usdan

                                                                    By:     /s/Robert I. Usdan
                                                                              Robert I. Usdan

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Exhibit 99

Press Release dated November 27, 2002

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3756 Central Ave.	NEWS RELEASE
Riverside, CA 92506
(909) 686-6060

PROVIDENT FINANCIAL HOLDINGS ANNOUNCES THE

APPOINTMENT OF A NEW DIRECTOR

        Riverside, California, November 27, 2002 - Provident Financial Holdings, Inc. (NASDAQ/PROV), the holding company for Provident Savings Bank, FSB, today announced the appointment of Seymour M. Jacobs to the board of directors of Provident Financial Holdings and Provident Savings Bank.

        The appointment is part of an agreement with an investor group led by Mr. Jacobs, managing member of JAM Managers the general partner of JAM Partners and related investment entities based in New York, and Robert I. Usdan, and Wayne K. Goldstein who are principals of Endicott Management Company and related investment entities that are also based in New York. The investor group had previously provided notice of its intention to nominate two people to the board of directors of Provident Financial Holdings to be elected at the next annual meeting. In connection with the agreement, the group has withdrawn this request.

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        Craig G. Blunden, Provident's president and CEO said, "We are pleased to have Sy joining the board and believe that it will be productive to have an institutional shareholder represented on the board. He brings to the board significant knowledge and experience in the financial services industry."

        Sy Jacobs added, "I'm looking forward to working with Provident's board and management on improving returns to shareholders. I applaud the recent moves to cut expenses and manage capital more aggressively which have helped recently reported results."

Forward-Looking Statement

Certain matters in this News Release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may relate to, among others, expectations of the business environment in which the Corporation operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Corporation's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Corporation's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Corporation's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

Contacts:     Craig G. Blunden
                   Chairman, President & CEO
                   (909) 686-6060

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